Exhibit 99.1

Blue Ridge Bankshares, Inc. and Bay Banks of Virginia, Inc. Complete Merger

Charlottesville, Va. and Richmond, Va., February 1, 2021 — Blue Ridge Bankshares, Inc. (NYSE American: BRBS) (“Blue Ridge”), the parent holding company of Blue Ridge Bank, National Association, today announced the completion of the merger of Bay Banks of Virginia, Inc. (OTC: BAYK) (“Bay Banks”), the parent holding company of Virginia Commonwealth Bank, into Blue Ridge. Following completion of the merger, Virginia Commonwealth Bank was merged into Blue Ridge Bank. The former Virginia Commonwealth Bank branches assumed in the merger will continue to operate under the name Virginia Commonwealth Bank, a division of Blue Ridge Bank, until systems are converted in May 2021.

The merger creates a leading Virginia-based community bank with a pro forma total market capitalization approaching $230 million.

Based on financial information as of September 30, 2020, the combined company has approximately $2.8 billion in assets, $1.9 billion in deposits, and $2.1 billion in loans.

About Blue Ridge

Blue Ridge Bankshares, Inc. operates under the supervision and regulation of the Board of Governors of the Federal Reserve System and the Bureau of Financial Institutions of the Virginia State Corporation Commission, while Blue Ridge Bank, N.A. operates under a national charter subject to the supervision and regulation of the Office of the Comptroller of the Currency. The Company, through its subsidiaries and affiliates, provides a wide range of financial services including retail and commercial banking, payroll, insurance, card payments, wholesale and retail mortgage lending, and government-guaranteed lending.

Caution Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Blue Ridge and Bay Banks; (ii) Blue Ridge’s plans, objectives, expectations and intentions; and (iii) other statements that are not historical facts which are identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of Blue Ridge and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Blue Ridge. In addition, these forward- looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the integration of the businesses of Blue Ridge and Bay Banks may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Blue Ridge is engaged; (5) the COVID-19 pandemic is adversely affecting Blue Ridge and its customers, employees and third-party service providers; the adverse impacts of the pandemic on its respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (6) other factors that may affect future results of Blue Ridge.

Forward-looking statements speak only as of the date of this press release. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained herein. Readers are cautioned not to rely on the forward-looking statements contained in this press release, as no assurance can be given that any of the events anticipated by the forward-looking statements will occur or, if any of them do occur, their ultimate impact on the results of operations or financial condition of Blue Ridge. Additional information about factors that may impact the forward-looking statements may be found in reports filed by Blue Ridge with the Securities and Exchange Commission.

Contacts

Blue Ridge Bankshares, Inc.

Brian K. Plum, Chief Executive Officer

(540) 743-6521